Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Southwest Iowa Renewable Energy, LLC (the “ Company ”) for the period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “ Report ”), I, Brett L. Frevert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 20, 2019	/s/ Brett L. Frevert
Brett L. Frevert, CFO
(Principal Financial Officer)